                                                               EXHIBIT 99

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-9                                  WEIGHTED AVERAGE PC RATE:    6.73864%

POOL NUMBER:  Group 1 = 1753, 1754, 1755

____________________________________________________________________________________________

 ISSUE DATE:  07/30/2001

CERTIFICATE BALANCE AT ISSUE:    $504,750,516.00

                                                                  CERTIFICATE

                                                   TOTAL         ACCOUNT            CERTIFICATE

                                                   NUMBER OF     ACTIVITY           BALANCE

                                                   MORTGAGES     (@PC RATE)         OUTSTANDING

                                                   _________  __________________  __________________

 BALANCES FROM LAST FISCAL MONTH-END:                    1319                         $491,117,809.18

PRINCIPAL POOL COLLECTION(S):

Scheduled Principal Collection Due Current Month                     $624,228.29

Unscheduled Principal Collection/Reversals                           $357,727.12

Liquidations-in-full                                      45      $16,500,769.71

Net principal Distributed                                         $17,482,725.12    ($17,482,725.12)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1274                         $473,635,084.06

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,883,157.85

UNSCHEDULED INTEREST AT MORTGAGE RATE:

Unscheduled Interest Collection/Reversals                                  $0.00

Interest Uncollected on Liquidation                                        $0.00

Interest Uncollected on Non-Earning Assets                                 $0.00

Net Unscheduled Interest Distributed                                       $0.00

OTHER:

Loan Conversion Fees                                                       $0.00

Expense Reimbursements                                                     $0.00

Gain on Liquidations                                                       $0.00

Hazard Insurance Premium Refunds                                           $0.00

Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $123,254.15

UNSCHEDULED SERVICING FEES:

Unscheduled Service Fee Collections/Reversals                              $0.00

Servicing Fees Uncollected on Liquidation                                  $0.00

Servicing Fees Uncollected/Non-Earning Assets                              $0.00

Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $20,242,628.82

                      WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                                  MASTER SERVICING

                         MORTGAGE PASS-THROUGH CERTIFICATES

                             09/2001 DISTRIBUTION REPORT

SERIES:  wmmsc 2001-9                                  WEIGHTED AVERAGE PC RATE:    6.73864%

POOL NUMBER:  Group 1 = 1753, 1754, 1755

____________________________________________________________________________________________

 AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL

  Loan Count Of              Aggregate Loss

  Incurred Loss                  Amount

__________________         _________________

                  0                     $0.00

*Aggregate Loss Amount and Count do not include this month's activity

 SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE

     Principal          Scheduled         Interest        Net Interest                            Total

   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution

__________________  ________________  ________________  ________________  ________________  ________________

     $17,482,725.12     $2,759,903.70             $0.00     $2,759,903.70             $0.00    $20,242,628.82

 INSURANCE RESERVES

                         Original         Claims In          Claims           Coverage          Coverage

  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining

___________________  ________________  ________________  ________________  ________________  ________________

 MPI                             $0.00             $0.00             $0.00             $0.00             $0.00

Special Hazard          $5,497,801.00             $0.00             $0.00             $0.00     $5,497,801.00

Bankruptcy Bond

   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00

   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00

Mortgage Repurchase     $5,047,505.00             $0.00             $0.00             $0.00     $5,047,505.00

 DELINQUENT INSTALLMENTS

ONE                          TWO                          THREE

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    14      $4,543,416.50         1        $293,572.85         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED

Count  Principal Balance     Count  Principal Balance     Count  Principal Balance

_____  _________________     _____  _________________     _____  _________________

    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,

CB5, CB6 Certificates immediately after the principal and interest distribution on 09/25/2001 are as follows:

                Class       Class Principal Balance

                CB1                $6,057,000.00

                CB2                $2,523,000.00

                CB3                $1,767,000.00

                CB4                $1,262,000.00

                CB5                  $505,000.00

                CB6                  $505,517.00

                              __________________

                Total             $12,619,517.00

                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                            EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of August 31, 2001):

SERIES:  2001-9                 POOL NUMBER:  Group 1 = 1753, 1754, 1755

                           I                     II                      III

                     Total Loans In        Total Delinquent        Loans Delinquent

                     Mortgage Pool              Loans                  1 Month

                  --------------------   ---------------------   ---------------------

 Dollar Amount:       $473,635,084.06**        $4,836,989.35***        $4,543,416.50***

Number:                         1311                     15                      14

% of Pool:                    100.00%                  1.02%                   0.96%

(Dollars)

% of Pool:                    100.00%                  1.14%                   1.07%

(No. of Loans)

                            IV                      V                      VI

                    Loans Delinquent        Loans Delinquent           Loans In

                        2 Month                 3 Month               Foreclosure

                  --------------------   ---------------------   ---------------------

 Dollar Amount:          $293,572.85***                $0.00***                $0.00***

Number:                           1                       0                       0

% of Pool:                    0.06%                    0.00%                   0.00%

(Dollars)

% of Pool:                    0.08%                    0.00%                   0.00%

(No. of Loans)

                           VII

                     Loans Acquired

                  --------------------

 Dollar Amount:                $0.00***

Number:                           0

% of Pool:                     0.00%

(Dollars)

% of Pool:                     0.00%

(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 2001 scheduled payments and August 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of

August 31, 2001.

Trading Factor, calculated as of distribution date : 0.93835483.

By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 2001, and unscheduled prepayments in months prior to September ) can be calculated.